UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2026

ARMADA ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42661	98-1815892
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

382 NE 191 St, Suite 52895, Miami, FL 33179-3899

(Address of principal executive offices, including zip code)

(786) 548-1886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	XRPNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	XRPN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50 per share	XRPNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 11, 2026, Evernorth Holdings Inc., a Nevada corporation (“Pubco”), entered into a note purchase agreement (the “Note Purchase Agreement”) with NH Investment & Securities Co., as trustee of Kyobo AIM Corporate Finance General Private Investment Trust No. 3, as purchaser (the “Purchaser”), pursuant to which Pubco agreed to issue $30.0 million aggregate principal amount of its 4.00% Convertible Senior PIK Notes due 2031 (the “Convertible Notes”) to the Purchaser.

The closing of the issuance of the Convertible Notes is conditioned upon, and is expected to occur concurrently with, the closing of the previously announced business combination (the “Business Combination”) contemplated by the Business Combination Agreement, dated as of October 19, 2025 (as amended, the “Business Combination Agreement”), by and among Armada Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), Pubco, Evernorth Corporate Merger Sub Inc., Pathfinder Digital Assets LLC (“Pathfinder”), Evernorth Company Merger Sub LLC and Ripple Labs Inc. The Business Combination is expected to close during the fourth quarter of 2026.

Additional Information and Where to Find It

Pubco filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), which has been declared effective, in connection with the Business Combination, the private placements of securities in connection with the Business Combination (the “Private Placement Transactions”) and the other transactions contemplated by the Business Combination Agreement (together with the Business Combination and the Private Placement Transactions, the “Proposed Transactions”). The Registration Statement includes a proxy statement of the Company and a prospectus of Pubco (the “Proxy Statement/Prospectus”). The Registration Statement was declared effective on August 27, 2026, and the definitive Proxy Statement/Prospectus and other relevant documents were mailed to shareholders of the Company as of the close of business on August 20, 2026, the record date established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus (the “Record Date”). The Company and Pubco have also filed other documents regarding the Proposed Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF THE COMPANY AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PATHFINDER, PUBCO AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or to be filed with the SEC by the Company and Pubco, without charge, once available, on the SEC’s website at www.sec.gov, or by directing a request to: Armada Acquisition Corp. II, 382 NE 191 St., Suite 52895, Miami, FL 33179-3899; e-mail: finance@arringtoncapital.com, or to: Evernorth Holdings Inc., 600 Battery St, San Francisco, CA 94111, email: finance@evernorth.xyz.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION, OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company, Pubco, Pathfinder and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of the Company’s securities is, or will be, contained in the Company’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the Business

Combination, including the names and interests of the Company’s and Pubco’s directors and executive officers, is set forth in the Proxy Statement/Prospectus filed by the Company and Pubco with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of the Company, Pathfinder or Pubco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws. All statements contained in this communication other than statements of historical fact, including, without limitation, statements regarding the Convertible Notes transaction, the Business Combination, and the anticipated benefits and timing thereof, and other statements regarding the Company’s or Pubco’s future performance, are forward-looking statements.

Forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on the current expectations and assumptions of the Company and, although the Company believes these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that such statements are subject to risks and uncertainties, including those described in Pubco’s registration statement on Form S-4 filed with the SEC in connection with the Business Combination, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. As you read and consider this Current Report on Form 8-K, you should understand that these statements are not guarantees of future performance or results. You should not place undue reliance on these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2026	ARMADA ACQUISITION CORP. II

By: /s/ Taryn Naidu
Name: Taryn Naidu
Title: Chief Executive Officer